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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 5, 2006

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF:
                   STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP
                           SECURITIES, SERIES 2006-2
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            (Exact Name of Registrant as Specified in Its Charter)

                                 333-111858-20
  Delaware                        001-32848             52-2316339
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(State or Other               (Commission Number)     (I.R.S. Employer
Jurisdiction of                                       Identification No.)
Incorporation)


Synthetic Fixed-Income Securities, Inc.
301 South College
Charlotte, North Carolina                                       28288
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The STRATS(SM) TRUST FOR GOLDMAN SACHS GROUP SECURITIES, SERIES 2006-2, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of February 28, 2006, between Synthetic Fixed-Income Securities, Inc., as depositor, and The Bank of New York, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2006-2 in respect of the Trust dated as of March 31, 2006 (the "Series Supplement").

Item 8.01. Other Events

On September 5, 2006, Synthetic Fixed-Income Securities, Inc. surrendered 150,000 STRATS(SM) Certificates, Series 2006-2 held by it having an aggregate stated amount equal to $3,750,000 to the Trust in exchange for a distribution of Goldman Sachs Group 6.125% Notes due February 15, 2033, having a principal balance equal to $3,750,000 in accordance with the optional exchange provisions of Section 39 of the Series Supplement.

After giving effect to the above exchange of Certificates, as of the close of business on September 5, 2006, $66,250,000 aggregate principal amount of Goldman Sachs Group 6.125% Notes due February 15, 2033 are held by the Trust, and 2,650,000 Certificates representing $66,250,000 aggregate Certificate Principal Balance are outstanding.


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                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Synthetic Fixed-Income Securities, Inc.

                                         By: /s/ Jimmy Whang
                                            ----------------------
                                         Name:   Jimmy Whang
                                         Title:  Director



Date:  September 5, 2006


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